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                                                                    EXHIBIT 10.7

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE--GROSS
                (Do not use this form for Multi-Tenant Property)

1.       BASIC PROVISIONS ("BASIC PROVISIONS")

         1.1 Parties: This Lease ("Lease"), dated for reference purposes only, November 15, 1996, is made by and between Akzo Nobel Coatings, Inc. ("Lessor") and Horizon High Reach, Inc. ("Lessee"), (collectively the "Parties," or individually a "Party").

         1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 1215 Lambert Road, Brea, located in the County of Orange, State of California, and generally described as (describe briefly the nature of the property) an approximately 21,600 square foot freestanding industrial building situated on approximately 5.25 acre land parcel as shown more particularly on Exhibit "A" attached hereto.

         1.3 Term: See Addendum Paragraph 1.3. 10 years and 3 months ("Original Term") commencing December 1, 1996 ("Commencement Date") and ending February 28, 2007 ("Expiration Date"). (See Paragraph 3 for further provisions.)

         1.4 Early Possession: Upon execution of lease agreement ("Early Possession Date"). (See Paragraphs 3.2 and 3.3 for further provisions.)

         1.5 Base Rent: $ See Addendum per month ("Base Rent"), payable on the first (1st) day of each month commencing April 1, 1997. (See Paragraph 4 for further provisions.)
[ ] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

         1.6 Base Rent Paid Upon Execution: $___________________ as Base Rent for the period __________________________________________________________.

         1.7 Security Deposit: $12,000.00 ("Security Deposit"). (See Paragraph 5 for further provisions.)

         1.8 Permitted Use: General office, warehouse light assembly, maintenance and service of high lifts, fork lifts and rental related equipment, and other related uses permitted by applicable laws. (See Paragraph 6 for further provisions.)

         1.9 Insuring Party: Lessor is the "Insuring Party." $1,066.48 is the "Base Premium." (See Paragraph 8 for further provisions.)

         1.10 Real Estate Brokers: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
____________________________________________________________________ represents
[ ]  Lessor exclusively ("Lessor's Broker"); [ ]  both Lessor and Lessee, and

____________________________________________________________________ represents
[ ] Lessee exclusively ("Lessee's Broker"); [ ] both Lessee and Lessor. (See Paragraph 15 for further provisions.)

         1.11 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("Guarantor"). (See Paragraph 37 for further provisions.)

         1.12 Addenda. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 62 and Exhibits "A," "B," "C," "D," "E," and "F" all of which constitute a part of this Lease.

2.       PREMISES.

         2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

         2.2 Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors,

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if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non- compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within fifteen
(15) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

         2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

         2.5 Lessee Prior Owner/Occupant. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

3.       TERM.

         3.1 Term. See Addendum Paragraph 3.1. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

         3.2 Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

         3.3 Delay in Possession. If, for any reason, Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten
(10) day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the terms actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by these acts, changes or omissions of Lessee.

4.       RENT.

         4.1 Base Rent. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time in accordance with this Agreement, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the terms hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or





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compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time these Base Rent increases during the terms of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic provisions. Lessor shall not be required to keep all or any part of the security deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the terms hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.       USE.

         6.1 Use. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees for subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph
6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

         6.2     Hazardous Substances.  See Addendum Paragraph 62.

                 (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to or disclosed by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

                 (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

         6.3 Lessee's Compliance with Law. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipts of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of


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any threatened or actual claim, notice, citation warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law. See Addendum Paragraph 6.3.

         6.4 Inspection; Compliance. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to be Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.       MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
         ALTERATIONS.

         7.1     Lessee's Obligations.

                 (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc), 7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automotive fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), ceilings, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises, but excluding foundations, the exterior roof and the structural aspects of the Premises, Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of, the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under it control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

                 (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels,
(iii) fire sprinkler and/or standpipe and house or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering the drain maintenance and
(vi) asphalt and parking lot maintenance.

         7.2 Lessor's Obligations. Upon receipt of written notice of the need for such repairs and subject to Paragraph 13.5, Lessor shall, at Lessor's expense, keep the foundations, exterior roof and structural aspects of the Premises in good order, condition and repair, Lessor shall not however, be obligated to paint the exterior surface of the exterior walls or to maintain the windows, doors or plate glass or the interior surface of exterior walls. Lessor shall not, in any event, have any obligation to make any repairs until Lessor receives written notice of the need for such repairs. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises.
Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of, any needed repairs.

         7.3     Utility Installations; Trade Fixtures; Alterations.





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                 (a)      Definitions; Consent Required.  The term "Utility
Installations" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, hearing, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alternations" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. See Addendum Paragraph 7.3(a)(i). Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, see Addendum Paragraph 7.3(a)(ii) and the cumulative cost thereof during the term of this Lease as extended does not exceed $100,000.

                 (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specification therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional security deposit with Lessor under Paragraph 36 hereof.

                 (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defendant and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

         7.4     Ownership; Removal; Surrender; and Restoration.

                 (a) Ownership. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

                 (b) Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor. See Addendum Paragraph 7.[illegible](b).

                 (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in substantially the same order, condition and state of repair, ordinary wear and tear excepted as existed as of the Commencement Date. "Ordinary Wear and Tear" shall not include any damage or deterioration that would have been



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prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease. The provisions of this Paragraph 7.4 and applicable Addendum Paragraphs shall survive the termination or expiration of this Lease.

8.       INSURANCE; INDEMNITY.

         8.1     Payment of Premium Increases.

                 (a) Lessee shall pay to Lessor any insurance cost increase ("Insurance Cost Increase") occurring during the term of this Lease.
"Insurance Cost Increase" is defined as any increase in the actual cost of the insurance required under Paragraphs 8.2(b), 8.3(a) and 8.3(b) ("Required Insurance"), over and above the Base Premium, as hereinafter defined, calculated on an annual basis. "Insurance Cost Increase" shall include, but not be limited to, increases resulting from the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, and/or a premium rate increase. If the parties insert a dollar amount in Paragraph 1.9 such amount shall be considered the "Base Premium." In lieu thereof, if the Premises have been previously occupied, the "Base Premium" shall be the annual premium applicable to the most recent occupancy. If the Premises have never been occupied, the "Base Premium" shall be the lowest annual premium reasonably obtainable for the Required Insurance as of the commencement of the Original Term, assuming the most nominal use possible of the Premises. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $1,000,000 procured under Paragraph 8.2(b) (Liability Insurance Carried By Lessor.)

                 (b) Lessee shall pay any such Insurance Cost Increase to Lessor within thirty (30) days after receipt by Lessee of a copy of the premium statement or other reasonable evidence of the amount due. If the insurance policies maintained hereunder cover other property besides the Premises, Lessor shall also deliver to Lessee a statement of the amount of such Insurance Cost Increase attributable only to the Premises showing in reasonable detail the manner in which such amount was computed. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement or Expiration of the Lease term.

         8.2     Liability Insurance.

                 (a) See Addendum Paragraph [illegible]. Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                 (b) Carried by Lessor. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

         8.3  Property Insurance--Building, Improvements and Rental Value.

                 (a) Building and improvements. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee Owned



                                     PAGE 6
                                                        Initials /s/ [illegible]

Alterations and Utility installations shall be insured by Lessee under Paragraph 8.4. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest where the Premises are located. See Addendum Paragraph 8.3(a).

                 (b) Rental Value. Lessor shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premiums costs and other expenses, if any, otherwise payable by lessee, for the next twelve (12) month period.

                 (c) Adjacent Premises. If the premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                 (d) Tenant's Improvements. Since Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

         8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

         8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located and maintaining during the policy term a "General Policyholders Rating" at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor certified copies of, or certificates evidencing the existence and amounts of, the insurance, and with the additional insureds, required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

         8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

         8.7 Indemnity. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims loss of rents and/or damages costs, liens, judgments, penalties, permits, attorney's and





                                     PAGE 7
                                                        Initials /s/ [illegible]
consultant fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. The provisions of this Paragraph 8.7 shall survive the termination or expiration of the Lease. See Addendum Paragraph 8.8.

         8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.       DAMAGE OR DESTRUCTION.

         9.1     Definitions.

                 (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned alterations and Utility Installations.

                 (b) "Premises Total Destruction" shall mean damage or destruction to the Premises other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

                 (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

                 (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

                 (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 62 of the Addendum in, on, or under the Premises not including conditions related to prior releases.

         9.2 Partial Damage--Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain





                                     PAGE 8
                                                        Initials /s/ [illegible]
in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessees to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

         9.3 Partial Damage--Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

         9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate as of the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

         9.5     Damage Near End of Term.  If at any time during the last six
(6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during Said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

         9.6     Abatement of Rent; Lessee's Remedies.

                 (a) In the event of damage described in Paragraph 9.2 (Partial Damage-Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

                 (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give





                                     PAGE 9
                                                        Initials /s/ [illegible]
written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to
Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after the receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

         9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefore (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $250,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve
(12) times the then monthly Base Rent or $250,000, whichever is greater.
Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months.

         9.8 Termination-Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

         9.9 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith. See Addendum Paragraph 9.10.

10.      REAL PROPERTY TAXES.

         10.1    (a)      Payment of Taxes.  Lessor shall pay the Real Property
Taxes, as defined in Paragraph 10.2, applicable to the Premises; provided, however, that Lessee shall pay, in addition to rent, the amount, if any, by which Real Property Taxes applicable to the Premises increase over the fiscal tax year during which the Commencement Date occurs ("Tax Increase"). Subject to Paragraph 10.1(b), payment of any such Tax Increase shall be made by Lessee within thirty (30) day after receipt of Lessor's written statement setting forth the amount due and the computation thereof. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration.

                 (b) Advance Payment. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Tax Increase to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the amount due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated Tax Increase to be paid. When the actual amount of the applicable Tax Increase is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay





                                    PAGE 10
                                                        Initials /s/ [illegible]
the applicable Tax Increase before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Tax Increase as the same becomes due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligation. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to
Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

                 (c) Additional Improvements. Notwithstanding Paragraph 10.1(a) hereof, Lessee shall pay to Lessor upon demand therefor the entirety of any increase in Real Property Taxes assessed by reason of Alterations or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

         10.2 Definition of "Real Property Taxes." As used herein, the term "Real Property Taxes' shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of the Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

         10.3 Joint Assessment. If the premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         10.4 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12.      ASSIGNMENT AND SUBLETTING.

         12.1    Lessor's Consent Required.

                 (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36. See Addendum Paragraph 12.1(b).

                 (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c). If such Default is not cured, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Default that is not timely cured and market value adjustment, (i) the purchase price of any option to purchase the premises held by Lessee shall be subject to similar adjustment to then





                                    PAGE 11
                                                        Initials /s/ [illegible]
fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (ii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

                 (b) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

         12.2    Terms and Conditions Applicable to Assignment and Subletting.

                 (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease,
(ii) release Lessee of any obligations hereunder, or (ii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

                 (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

                 (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

                 (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                 (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $500, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

                 (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

         12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                 (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublease, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee,





                                    PAGE 12
                                                        Initials /s/ [illegible]
upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

                 (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

                 (c) any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

                 (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                 (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.      DEFAULT; BREACH; REMEDIES.

         13.1 Default; Breach. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "Default" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs
13.2 and/or 13.3:

                 (a)  The abandonment of the Premises.

                 (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where any failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.
                 (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with applicable law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recision of an unauthorized assignment or subletting per paragraph 12.1(b), (iv) a Tenancy Statement per paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements),or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of thirty (30) days following written notice by or on behalf of Lessor to Lessee.

                 (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion and in any event fully cures such default within ninety (90) days.





                                    PAGE 13
                                                        Initials /s/ [illegible]

                 (e) The occurrence of any of the following events: (1) The making by lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                 (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

                 (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

         13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice of demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

                 (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from
Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default of Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c), or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c), or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                 (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the



                                    PAGE 14
                                                        Initials /s/ [illegible]
right to sublet or assign, subject only to reasonable limitations. See paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

                 (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

                 (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

         13.3 Inducement Recapture in Event of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, convents and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent of the cure of the Breach which initiated the operation of the Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

         13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

         13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion. See Addendum Paragraph 13.5.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is not building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment





                                    PAGE 15
                                                        Initials /s/ [illegible]
made under threat of the exercise of such power shall be the property of
Lessor, whether such award shall be made as compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

16.      TENANCY STATEMENT.

         16.1 Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statement as may be reasonably requested by the Requesting party.

         16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessor and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statement shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and deliver of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The validity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 10% per annum, in addition to the late charge provided for in Paragraph 13.4

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises.
Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23.      NOTICES.

         23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for deliver or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering noticed to Lessee. A copy of all notices required or permitted to be given to Lessor

                                                        Initials /s/ [illegible]
hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

         23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by the United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVER. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof, Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by lessor shall not be a waiver of any preceding Default of Breach by Lessee of any provision hereof, other than the failure to Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of not force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

         30.1 Subordination. See Addendum Paragraph 30.1. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

         30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not:
(i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

                                                        Initials /s/ [illegible]

         30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof that would permit Lessor to terminate this Lease and attorns to the record owner of the Premises.

         30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereinafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty
(120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.      CONSENTS.

         (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to reasonable architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, [illegible] shall be paid by Lessee to Lessor upon receipt of an invoice and

                                                        Initials /s/ [illegible]
support documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. See Addendum Paragraph 36(a)(ii). Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

         (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.      GUARANTOR.

         37.1 If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each said Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information called for by Paragraph 16.

         37.2 It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, together with a certificate of incumbency showing the signature of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.      OPTIONS.

         39.1 Definition. As used in this Paragraph 39 the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

         39.2 Options Personal to Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee or to any Affiliate (as herein defined) while the original Lessee [illegible] is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

         39.3 Multiple Options. In the event that Lessee has any Multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

         39.4  Effect of Default on Options.

                 (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in

                                                        Initials /s/ [illegible]
the event that Lessor has given to Lessee three (3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve
(12) month period immediately preceding the exercise of the Option.

                 (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                 (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of Default under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. MULTIPLE BUILDINGS. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

                                                        Initials /s/ [illegible]

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

         Executed at   Troy MI                                        Executed at      Fresno CA
                     ---------------------------------------------                ----------------------------------------------

         on          11/22/96                                         on     11/15/96
           -------------------------------------------------------      --------------------------------------------------------

         by LESSOR:                                                   by LESSEE:

              Akzo Nobel Coatings, Inc.                                    Horizon High Reach, Inc.
         ---------------------------------------------------------    ----------------------------------------------------------


                                                                      ----------------------------------------------------------

         By     /s/ Peter A. Scolaro                                  By     /s/ Shaun Flanagan
           -------------------------------------------------------      --------------------------------------------------------

         Name Printed:    Peter A. Scolaro                            Name Printed:     Shaun Flanagan
                      --------------------------------------------                 ---------------------------------------------

         Title:   VP Manf. & Eng.                                     Title:     VP
               ---------------------------------------------------          ----------------------------------------------------


         By    /s/ [illegible]                                        By
           -------------------------------------------------------      --------------------------------------------------------

         Name Printed:     Terrance R. [illegible]                    Name Printed:
                      --------------------------------------------                 ---------------------------------------------

         Title:     V.P. Finance                                      Title:
               ---------------------------------------------------          ----------------------------------------------------

         Address:                                                     Address:
                 -------------------------------------------------            --------------------------------------------------


         --------------------------------------------------------     ----------------------------------------------------------
         Tel. No. (810) 637-5273  Fax No.   (810) 649-4015              Tel. No.(209) 248-8180  Fax No.(209) 248-8193
                  --------------         ------------------------               --------------         -------------------------

                                                        Initials /s/ [illegible]

        Addendum to Standard Industrial/Commercial Single Tenant Lease -
                                     Gross

             By and Between Akzo Nobel Coatings, Inc. (Lessor) and

                       Horizon High Reach, Inc. (Lessee)

                             Dated November 15,1996

________________________________________________________________________________

The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth in the body of the Lease to which this Addendum is attached (the Lease and this Addendum are collectively referred to as this "Lease"). References to Paragraphs in this Addendum shall be to Paragraphs as set forth in the body of the Lease. To the extent that the provisions of this Addendum are inconsistent with the terms and conditions of the body of the Lease, the terms of this Addendum shall control.

1.3 Subject to the termination rights of Lessee and Lessor under Addendum Paragraph 51 and as otherwise provided in the Lease or Lease Addendum.

3.1 Subject to the termination rights of Lessee and Lessor under Addendum Paragraph 51 and as otherwise provided in the Lease or Lease Addendum.

6.3 Notwithstanding any provision of this Lease to the contrary, Lessee shall have no obligation to (i) remedy or cure any instance of noncompliance with Applicable Laws existing as of the Commencement Date, (ii) make or pay for (including, without limitation, any amortized portion of the cost of) any improvements or Alterations to the Premises in order to comply with any Applicable Laws effective as of the Commencement Date or enacted thereafter, except to the extent such improvements and alterations are necessitated by Lessee's particular use of the Premises or Alterations or improvements requested to be made by Lessee after the Commencement Date, or (iii) remedy, cure, or comply with any Law relating to the use, storage, or release of Hazardous Substances unless (a) such use, storage or release results from the acts or omissions of Lessee or Lessee's invitees, permittees or others on Premises with Lessee's permission or (b) such use, storage or release could reasonably have been prevented by a similarly-situated lessee at similarly-situated premises. Lessee shall have no responsibility for the migration of Hazardous Substances on to Premises from adjacent properties, unless Lessee's acts or omissions exacerbated such migration.

7.3(a)(i)        which may be granted or withheld in Lessor's good faith
  judgment.

7.3(a)(ii)   or other structural components do not adversely affect any building system

7.4(b)   Notwithstanding any provision hereof to the contrary, if Lessor has consented to any Alterations or Utility Installations, Lessee shall not be required to remove such Alterations or Utility Installations unless at the time Lessor's consent was granted Lessor has specified in writing that the Alterations or Utility Installations are required to be removed upon expiration or prior termination of the Lease.

8.2(a)   Lessee shall obtain and keep in force during the term of this Lease a
Worker's Compensation policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for personal injury to employees of Lessee occurring on the Premises or any areas appurtenant thereto. Lessee shall also obtain and keep in force during the term of this Lease an automobile liability policy of insurance, or an endorsement to the Commercial General Liability policy of insurance required under this Paragraph 8.2(a), protecting Lessee and Lessor (as additional insured) against claims for bodily injury, personal injury and property damage involving Lessee-owned vehicles used in connection with Lessee's operations at the Premises. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence.

8.3(a)   Lessee shall not be responsible for any Insurance Cost Increases to the extent such increases are attributable to coverages for risks not insured by Lessor as of the Commencement Date of the Lease (including, for example, flood and earthquake coverage if not already carried by Lessor). Lessee shall be responsible for Insurance Cost Increases to the extent such increases are attributable to reasonably prudent increases in coverage wherein a similarly situated Lessor would act likewise with respect to similarly situated premises. Lessor shall provide notice of such increases to Lessee within thirty (30) days of the increase.

8.8 Subject to Lessor's indemnity set forth in Paragraph 57 of the Addendum,

9.10 LESSEE'S TERMINATION RIGHTS. Notwithstanding any provision of the Lease to the contrary. within 60 days after the occurrence of any damage to the Premises arising from a casualty, Lessor shall provide Lessee with a written notice ("Lessor's Repair Estimate") specifying whether Lessor considers the damage to constitute Premises Partial Damage or Premises Total Destruction and, if the former, the time reasonably estimated by Lessor to fully restore the Premises to their condition existing prior to the casualty. If the damage constitutes Premises Total Destruction, the Lease shall terminate as of the date of the casualty. If the damage constitutes Premises Partial Damage and if, based on Lessor's Repair Estimate, such damage cannot be fully repaired and the Premises restored to their prior condition within six (6) months after the occurrence of the casualty, irrespective of whether the same is an Insured Loss, Lessee shall have the right to terminate this Lease by delivering written notice thereof to Lessor. In addition, if any Premises Partial Damage is not actually fully repaired and the Premises restored so as to permit Lessee to resume normal operations from the Premises within a period not exceeding ninety
(90) days after the date specified in Lessor's Repair Estimate, Lessee may terminate this Lease upon notice to Lessor.

12.1(b) Notwithstanding any provision hereof to the contrary, Lessee may assign this Lease at any time, or sublease all or part of the Premises, without receipt of Lessor's consent, to any entity which acquires all or part of Lessee, or which is acquired in whole or in part by Lessee, or which is controlled directly or indirectly by Lessee, or which is under common control with Lessee, or which entity controls, directly or indirectly, Lessee, or which acquires substantially all of the assets of Lessee (in each case, an "Affiliate"), or which owns or is owned by the Affiliate. However, no assignment, subletting or other transfer to or from an Affiliate or among Affiliates shall release Lessee (or the surviving corporation if Lessee is merged into another corporation) from its obligations hereunder.

13.5 In no event shall Lessor be subject to liability arising under or in relation to this Lease in an amount exceeding the value of the Premises or Lessor's equity in the Premises existing as of the Commencement Date.

30.1 Lessor represents that the Premises are not, as of the Commencement Date, subject to any mortgages, deeds of trust, or other security device.

36(a)(i)         not previously agreed to by Lessor,

36(a)(ii)        Lessor shall provide notice to Lessee of what actions Lessor has taken or intends to take in considering and responding to Lessee's request.

The following Paragraphs are additional provisions added to the Lease
Agreement.

49. Exhibits. The following Exhibits are attached to and form a part of this Lease:

         Exhibit "A": Site Plan
         Exhibit "B": Lessor's Environmental Disclosure
         Exhibit "C": Groundwater Monitoring Wells and Treatment System Area Exhibit "D": Lessee List of Hazardous Substances
         Exhibit "E": Memorandum of Lease
         Exhibit "F": Quit Claim Deed

50. Rent. In addition to any and all obligations Lessee may have to pay additional rent or other sums to Lessor hereunder, Lessee shall make monthly payment to Lessor as base rent for the premises, in advance, on the first day of each month of the term hereof, as follows:

         December 1, 1996-March 31, 1997           RENT FREE
         April 1, 1997-October 31, 1997            $9,000.00/Month
         November 1, 1997-October 31, 1998         $9,500.00/Month
         November 1, 1998-October 31, 1999         $10,000.00/Month
         November 1, 1999-October 31, 2000         $10,500.00/Month
         November 1, 2000-October 31, 2003         $11,000.00/Month
         November 1, 2003-February 28, 2007        $12,000.00/Month

51. Right to Terminate Lease. Beginning on the first day of the 80th month following the Commencement Date and for a period 120 days thereafter ("Termination Period"), both Lessee and Lessor shall have a right, upon written notice to the other party, to terminate this Lease. Upon timely election of such termination right, this Lease shall terminate 90 days thereafter subject to those provisions of the Lease that survive termination, including each of the parties' indemnification obligations and Lessee's obligations to restore the Premises. In the event neither party has notified the other of its election to terminate during the Termination Period, this Lease shall continue in full force and effect until it expires or is subsequently terminated in accordance with its terms.

52. Occupancy and Permits. The property is currently zoned (Industrial) within the City of Brea. Lessee at Lessee's sole discretion shall determine that Lessee will be able to legally operate its business within the premises prior to the execution of the Lease documents. Lessee's execution of Lease shall be evidence of Lessee's satisfaction of this issue. Lessor and Lessor's broker hereby make no representation or warranties that Lessee's use is in accordance with the City's zoning ordinance.

53. Additional Insured. The liability insurance policies referred to in Paragraph 8.2 shall state that Lessor is an "Additional Insured" under said policies and evidence thereof shall be provided to Lessor throughout the term of this Lease.

54. Business License. Lessee shall obtain, at Lessee's expense, business license(s) and use or other approvals from the City and/or other agencies having jurisdiction over the premises.

55.      Reserved.

56. Condition of Premises. Lessor at Lessor's sole cost and expense and prior to Lessee's occupancy shall make the following improvements to the premises:

         1.      Replace electrical service;

         2. Clean debris from yard and offices and deliver premises in brook swept condition;

         3.      Paint exterior of building; and

         4.      Repair/replace warehouse and yard lighting to working order.

57. Environmental Condition of the Premises. Lessee acknowledges that Lessor has disclosed certain environmental conditions relating to the Premises, including, without limitation, the presence or potential presence of certain Hazardous Substances on, under, and around the Premises, as reflected in EXHIBIT B attached hereto and the documents referenced therein (THE "LESSOR'S ENVIRONMENTAL DISCLOSURE"). Lessee agrees to take possession of the Premises subject to all existing environmental conditions, including, without limitation, all conditions identified in the Lessor's Environmental Disclosure. Subject to all rights reserved by Lessor under this Lease, including, without limitation, the limitations on Lessee's access pursuant to Section 58 below, Lessor agrees to indemnify, defend and hold harmless Lessee and Lessee's agents, employees, lenders, successors, and assigns from and against any damages, claims, losses, expenses, or liabilities relating to (i) releases of Hazardous Substances on or under the Premises which have occurred prior to the date of this Lease, including, without limitation, any such releases identified in the Lessor's Environmental Disclosure (collectively, "Prior Releases"), or
(ii) any investigations, inspections, testing, remediation, monitoring, environmental response equipment installed or maintained or removed, or other activities or responses (including, but not limited to, any Monitoring and Remediation Activities, defined in Section 58 below) performed on, in, under or about the Premises related to any Prior Releases (the preceding item "ii" is hereafter referred to as "RESPONSE ACTIVITIES"). Neither Prior Releases nor Response Activities shall be deemed to be "under Lessee's control" for the purposes of Sections 6.2(c) and 7.1(a). Persons conducting Response Activities shall not be deemed "invitees" of Lessee for the purpose of this Lease. In the event Lessee purchases the Premises pursuant to Section 59 below, Lessor's obligations hereunder shall be superseded by the provisions of Section 59(n) and shall terminate and be of no further force and effect; provided, however, that if such purchase does not occur, the provisions of this Section 57 shall survive any termination or expiration of this Lease.

58. Limitations on Lessee's Access to Monitoring Areas. Lessee acknowledges the following: (i) in connection with various releases of Hazardous Substances which have occurred prior to the date of this Lease, Lessor has installed a number of groundwater monitoring wells on the Premises including, without limitation, those depicted in EXHIBIT C attached hereto (other than those denominated "GTI"); (ii) Lessor has entered into an Access Agreement with Union Oil Company of California ("Unocal") pursuant to which Unocal has installed various additional groundwater monitoring wells within the Premises, including, without limitation, those denominated "GTI" in EXHIBIT C attached hereto, and such Access Agreement provides Unocal a right of entry on the Premises for the purpose of monitoring and maintaining such groundwater wells and conducting a crude oil baling program; (iii) as a result of the presence of the groundwater monitoring wells and various efforts which have been and may be undertaken by Lessor and/or Unocal to monitor, assess, and remediate the presence of Hazardous Materials within the Premises, Lessor must maintain access to portions of the Premises, including, without limitation, the Treatment System Area identified in EXHIBIT B attached hereto (the "Treatment System Area") throughout the term of this Lease. Such access shall include maintaining the various groundwater monitoring wells and performing such additional investigations, testing, remediation, and other responses to the potential presence of Hazardous Substances, including, without limitation, subsurface investigation and remediation, as Lessor in its sole good faith discretion may deem necessary or desirable ("Monitoring and Remediation Activities"); and (iv) as a result of the Monitoring and Remediation Activities, Lessee's possession and access to portions of the Premises may be limited as provided below. In light of the foregoing, Lessee agrees as follows:

         (a) Subject to subsection (b) below, Lessor and, at Lessor's request, Unocal, shall have access to any and all portions of the premises outside of the buildings located on the Premises (collectively, the "Monitoring Access Area") as necessary or appropriate in Lessor's good faith judgment to perform the Monitoring and Remediation Activities and Lessor shall be permitted to undertake such Monitoring and Remediation Activities; provided, however, that such access and activities shall not unreasonably interfere with Lessee's access to and use of the buildings located on the Premises (other than any structures within the Treatment System Area). Nothing contained in this Lease is intended to confer any rights on Unocal, but rather to give Lessor the right to provide Unocal such access as Lessor deems necessary or desirable.

         (b) Lessee shall not be permitted any access to the Treatment System Area. Lessor shall be entitled to maintain such security precautions, including locked gates and fences, as may be necessary or appropriate to restrict access to this area. Lessor shall be permitted free ingress and egress to and from the Treatment System Area at all times.

         (c) In the event Lessor determines in good faith that the exercise of the Monitoring and Remediation Activities entail health and safety or other operational issues such that Lessee's access to the Monitoring Access Area may need to be temporarily limited, Lessor may limit, in good faith, Lessee's access or entry thereto, or otherwise condition, in good faith, such access or entry, upon written notice to Lessee. Such notice shall specifically identify those portions of the Monitoring Access Area to which such restrictions apply, and the nature and duration of such restrictions. In no event shall Lessee be permitted to use, open, modify, or enter into any groundwater monitoring wells within the Premises nor shall Lessee be permitted to undertake any subsurface testing, remediation, or other assessment activities without Lessor's prior written consent, which may be granted or withheld in Lessor's sole and absolute discretion.

 (d) Lessee shall not unreasonably interfere with or otherwise unreasonably impair Response Activities.

         (e) In addition to any rent abatement to which Lessee otherwise is entitled, if Lessee is prevented from using any substantial portion of the Premises (including the real property on which the leased building is located) in a manner that materially impacts Lessee's reasonable use for three (3) consecutive days (the "Eligibility Period") as a result of the activities of Lessor, Unocal or any other party acting under the direction of Lessor or Unocal relating to the monitoring or clean up of Hazardous Substances in, on or around the Premises, then Lessee's rent shall be abated after expiration of the Eligibility Period for such time that Lessee continues to be so prevented from using this substantial portion of the Premises, in the proportion that the rentable area of the portion of the Premises that Lessee is prevented from using bears to the total rentable area of the Premises. However, in the event that Lessee is prevented from so conducting its business in this substantial portion of the Premises for a period in excess of the Eligibility Period, and the remaining portion of the Premises is not sufficient to allow Lessee to effectively conduct its business therein, then for such time after expiration of the Eligibility Period during which Lessee is so prevented from effectively conducting its business therein, the rent for the entire Premises shall be abated; provided, however, if Lessee reoccupies and conducts its business from any portion of the Premises during such period, then rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Lessee from the date such business operations commence.

59.      Lessee's Option to Purchase.

         (a) Lessor hereby grants to Lessee the exclusive right and option to purchase the Premises upon the terms and conditions hereinafter set forth (the "Purchase Option").

         (b) The term of the Purchase Option shall commence on the Commencement Date and shall expire upon the earlier to occur of November 1, 2006 and the date this Lease otherwise expires or terminates in accordance with the terms hereof (the "Option Period"). Lessee may exercise the Purchase Option at any time during the Option Period by (i) giving Lessor written notice of Lessee's exercise thereof ("Option Notice"); and (ii) depositing with the Title Company (as hereinafter defined) $10,000 in immediately available funds (the "Deposit"). On the date when the Option Notice is given to Lessor, the provisions of this Section 59 shall automatically become and be deemed a contract for the purchase and sale of the Premises, and subject to the terms and conditions hereof Lessee shall be bound to purchase, and Lessor shall be bound to sell, the Premises on and subject to the terms and conditions set forth herein. In the event the Purchase Option is not timely exercised by Lessee, such Purchase Option shall lapse and Lessee shall have no further rights to acquire the Premises or any portion thereof.

         (c) The purchase price for the Premises ("Purchase Price") shall be determined pursuant to the following procedures. Following Lessor's receipt of the Option Notice, Lessor and Lessee shall meet and confer in an effort to attempt to reach agreement on the Purchase Price. In the event the parties do not reach agreement within 10 days after the date the Option Notice is delivered, each party shall select an MAI appraiser who has not less than ten years experience appraising commercial and industrial properties in Southern California, which appraiser shall not be controlled (as that term is defined in Section 12.1 above), or otherwise affiliated with either party (a "Qualified Appraiser"). The two Qualified Appraisers so selected shall in turn select a third Qualified Appraiser (the "Third Appraiser"). The three Qualified Appraisers shall then proceed to determine the fair market value of the Premises based upon its highest and best use, which shall be determined as if the Premises were not encumbered by the Lease. All three appraisals shall be completed within 45 days after selection of the Third Appraiser. In the event the appraisals submitted by the Qualified Appraisers selected by Lessor and Lessee (respectively the "Lessor Appraisal" and "Lessee Appraisal") identify a fair market value within five percent (5%) of the lower of the two valuations, the Purchase Price shall be the average of those two appraisals. In the event the difference between the fair market value of the Lessor's Appraisal and the Lessee's Appraisal is greater than five percent (5%) of the lower of the two valuations, the Purchase Price shall be the fair market value of the appraisal closest to the valuation determined by the Third Appraiser. Each party shall bear the costs of its respective Qualified Appraiser and shall pay one-half of the costs of the Third Appraiser.

         (d) The sale of the Premises shall close on the date 30 days after the Purchase Price is determined in accordance with Section 59(c) above, or on such earlier date as may be mutually agreed to by Lessor and Lessee in writing (the "Closing Date").

         (e) In the event Lessee timely exercises the Purchase Option, the purchase and sale transaction contemplated hereby shall be consummated through an escrow (the "Escrow") at Chicago Title Insurance Company (the "Title Company"). The provisions of this Section 59 shall serve as the instructions to Title Company, as the escrow holder, for consummation of the purchase and sale contemplated hereby and, upon exercise of the Purchase Option, a copy of the Lease, along with the Deposit, shall be promptly delivered to Title Company. Title Company shall hold the Deposit in an interest bearing account with such interest to accrue for the benefit of the party entitled to retain the Deposit. At Closing, the Deposit (plus any accrued interest) shall be applied against the Purchase Price. Lessor and Lessee agree to execute such additional and supplementary escrow instructions as may be appropriate to enable the Title Company to comply with the terms of this Lease; provided, however, that in the event of any conflict between the provisions of this Lease and any supplementary escrow instructions, the terms of this Lease shall control.

         (f) The Closing hereunder shall be held and delivery of all items to be made at the Closing under the terms of this Agreement shall be made at the offices of the Title Company or such other place as Lessor and Lessee may mutually agree in writing. The Closing Date may not be extended without the prior written approval of both Lessor and Lessee. In the event the Closing does not occur on or before the Closing Date, the Title Company shall, unless it is notified by both parties within five (5) days after the Closing Date that the Closing Date has been extended, (i) deliver the Deposit to Lessor (unless the failure to effect the Closing is the result of the sole and unilateral default of Lessor), and (ii) return to the depositor thereof all other items which may have been deposited hereunder.

         (g) On or before the Closing Date, Lessor shall deliver or cause to be deposited into Escrow for delivery to Lessee at Closing the following:

                 (1) A duly executed and acknowledged Grant Deed on the Title Company's standard form;

                 (2)      A non-foreign person certificate in accordance with
Section 1445(e) of the Internal Revenue Code;

                 (3) A California Form 590 in accordance with applicable provisions of the California Revenue and Taxation Code.

         (h) On or before the Closing Date, Lessee shall deliver or cause to be delivered into Escrow for delivery to Lessor at Closing immediately available funds in the amount of the Purchase Price less the Deposit (the "Remaining Purchase Price").

         (i) Lessor and Lessee shall each deposit such other instruments as are reasonably required by the Title Company to consummate the purchase of the Premises in accordance with the terms hereof. Lessee shall be entitled to record a Memorandum of this Lease in the form attached hereto as EXHIBIT E; provided, however, that prior to recordation Lessee shall execute and deliver to Seller a Quit Claim Deed in the form attached hereto as EXHIBIT F, and Lessee hereby irrevocably authorizes Seller to record such instrument in the event this Lease expires or terminates prior to Lessee's purchase of the Premises, or Lessee's option to purchase the Premises otherwise lapses in accordance with the terms of this Lease.

         (j) Real property taxes and assessments, and any water, sewer and utility charges which are not already Lessee's responsibility under the terms of this Lease shall be prorated as of 12:01 a.m. on the Closing Date, on the basis of a 365 day year. Lessee agrees that it shall take title subject to any and all easements, conditions, and other encumbrances of record as of the date of this Lease and any other Permitted Encumbrances (as hereinafter defined). Without Lessee's prior written consent, Lessor shall not further encumber the Premises from and after the date the Purchase Option is exercised. Lessor shall pay the premium for an Owner's Policy of Title Insurance to the extent such premium does not exceed that for a CLTA standard coverage title insurance policy. Lessee shall pay any and all other title premiums and charges, including, without limitation, any premiums charged should Lessee elect to obtain additional or extended coverage or any title insurance endorsements. Lessor shall pay all sums and costs required to discharge any monetary liens affecting the Premises. Lessor and Lessee shall each pay one half of any transfer taxes applicable to the sale, recording fees, and escrow charges.

         (k) Within ten (10) days after Lessor's receipt of the Option Notice, Lessor shall deliver to Lessee a preliminary title report issued by Title Company, accompanied by copies of all documents referred to in the report. Within fifteen (15) days after actual receipt of such materials, Lessee shall advise Lessor, in writing, what exceptions to title, if any, are not acceptable to Lessee. In the event Lessee fails to respond within such 15 day period, Lessee shall be deemed to have approved title to the Premises and to take the Premises subject to all exceptions shown or reflected on the aforesaid preliminary title report. Upon Lessor's timely receipt of Lessee's objections, if any, Lessor shall have ten (10) days to give Lessee notice: (i) that Lessor will remove any objectionable exceptions from title and provide Lessee with evidence satisfactory to Lessee of such removal, or provide Lessee with evidence satisfactory to Lessee that said exceptions will be removed on or before the Closing Date; or (ii) that Lessor elects not to cause such exceptions to be removed. Failure of Lessor to give such notice within said
(10) day period shall be deemed an election by Lessor not to cause such exceptions to be removed. If Lessor gives Lessee notice under clause (ii), Lessee shall have five (5) days to proceed with the purchase and take the Premises subject to such exceptions, or to terminate the purchase. If Lessor shall give notice pursuant to clause (i) and shall fail to remove any such objectionable exceptions from title prior to the Closing Date, then Lessee may, at its sole option, either (i) terminate the purchase, or (ii) proceed to close the purchase of the Premises but receive a credit against the Purchase Price at Closing in an amount equal to the cost required to remove said exception, as determined in good faith by Lessee. If Lessee elects to terminate the purchase as provide above, Lessee shall receive back its Deposit plus all interest accrued thereon while the Deposit was held in Escrow.

         (l) Upon receipt of the items described in Section 59(g) and (h) above, the Title Company shall consummate the close of escrow by: recording the Grant Deed in the Official Records of Orange County, California, delivering the Remaining Purchase Price, the Option Deposit and all accrued interest thereon to Lessor, after deduction of Lessor's share of escrow, title and closing costs in accordance with Section 59(j) above; and delivering to Lessee all other documents delivered by Lessor in accordance with Section 59(g) (the "Closing").

         (m) THE PARTIES HAVE AGREED THAT IF FOR ANY REASON OTHER THAN A MATERIAL DEFAULT BY LESSOR IN ITS OBLIGATIONS TO SELL THE PREMISES OR FAILURE OF AN EXPRESS CONDITION PRECEDENT OF CLOSING BENEFITING LESSEE, THE PURCHASE TRANSACTION CONTEMPLATED HEREBY IS NOT CONSUMMATED, LESSOR'S ACTUAL DAMAGES WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE DEPOSIT AND ANY ACCRUED INTEREST THEREON HAVE BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF LESSOR'S DAMAGES AGAINST LESSEE IN THE EVENT LESSEE FAILS TO CONSUMMATE THE PURCHASE TRANSACTION IN ACCORDANCE WITH THIS AGREEMENT.

     INITIALS:        Lessor:  /s/ [illegible]          Lessee:  /s/ [illegible]

         (n) At the time the Closing occurs, this Lease shall terminate; provided, however, that any provisions contained herein which specifically provide that they will survive the termination, including, without limitation, the parties' indemnification obligations and the provisions of Section 60, shall survive the Closing and the termination of the Lease.

         (o) Lessor agrees that from and after the Closing Lessor shall indemnify, defend, and hold harmless Lessee from and against any and all damages, claims, losses, expenses, or liabilities relating to any release of Hazardous Substances from the Premises during Lessor's period of ownership as identified in the Lessor's Environmental Disclosure. Lessee agrees and acknowledges that from and after the Closing, and other than as set forth in this Section 59(n), Lessor shall have no obligation whatsoever to indemnify, contribute to, reimburse, defend, or hold harmless Lessee under this Lease or otherwise with respect to the presence or the alleged presence of any Hazardous Substances on, under, or about the Premises.

60. Lessee's As-Is Acknowledgment. Lessee specifically agrees to lease, and if it exercises its Purchase Option, purchase the Premises "as-is" and "with all faults" and acknowledges reliance solely on its own examination and inspection of the Premises and all related matters and not on any representations, warranties or information from Lessor. Lessor expressly disclaims any and all representations and warranties concerning the Premises. If any facts, conditions or circumstances change or turn out differently from what Lessee believed, or if Lessee is unable to obtain financing or otherwise use or deal with the Premises in any respect, Lessee's obligations hereunder and under any instruments or documents delivered by Lessee to Lessor at Closing shall remain in full force and effect with no right to delay or terminate and no right of offset. Except as otherwise stated in this Lease, Lessee agrees to take the Premises subject to its then existing condition. The provisions of this Section 60 shall survive the Closing and any termination of this Agreement.

61. Lessee's Obligations Concerning Compliance With The American With Disabilities Act. In the event Lessee undertakes any alteration or modification of the Premises, it shall be solely responsible for complying with any and all applicable provisions of the American With Disabilities Act ("ADA"), and Lessee agrees to indemnify, defend, and hold harmless Lessor from and against any and all damages, costs, expenses, claims, and liabilities in connection therewith. The provisions of this Section 61 shall survive the Closing and shall not in any way limit Lessee's obligations under Section 7.3 of this Lease, including its obligations to obtain the consent of the Lessor before making any Alterations or Utility Installations.

62.      Hazardous Substances.

         (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste (x) defined or treated as "hazardous" or "toxic" under Federal, State, or local laws; or (y) whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in, permit, or suffer to exist any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor, which may be granted or withheld in Lessor's sole discretion, and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank other than as described in EXHIBIT D, (ii) the generation, possession, storage, use, transportation, release or disposal of a Hazardous Substance, other than those Hazardous Substances described in EXHIBIT D; provided, however, that "Reportable Use" shall not include any Hazardous Substances present on the Premises prior to the date of this Lease. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination of reasonably necessary protective modifications to the Premises (such as [illegible]) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.


                     Lessor /s/ [illegible]            Lessee /s/ [illegible]